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                              UNITED STATES
                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549



                          ----------------------


                                FORM 8-K



                             CURRENT REPORT

                 PURSUANT TO SECTION 13 OR 15(d) OF THE
                    SECURITIES EXCHANGE ACT OF 1934


     Date of Report (date of earliest event reported):   February 21, 2002
                                                         -----------------


                            CBRL GROUP, INC.


         Tennessee                     0-25225                62-1749513
----------------------------   ------------------------    ----------------
(State or Other Jurisdiction   (Commission File Number)    (I.R.S. Employer
      of Incorporation)                                   Identification No.)


               305 Hartmann Drive, Lebanon, Tennessee 37087

                             (615) 444-5533


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial Statements.  None.

         (b) Pro Forma Financial Information.  None.

         (c) Exhibits. See Exhibit Index immediately following the signature page hereto.

ITEM 9.  REGULATION FD DISCLOSURE.

     On February 21, 2002, CBRL Group, Inc. issued the press release that is attached as Exhibit 99 to this Current Report on Form 8-K, which by this reference is incorporated herein as if copied verbatim, with respect to certain quarter-end financial and other information. CBRL Group, Inc. also disclosed information on current trends and reaffirmed earnings guidance for the fiscal third quarter and full year.


                                SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  February 25, 2002      CBRL GROUP, INC.


                                 By:    /s/ James F. Blackstock
                                        -------------------------------------
                                 Name:  James F. Blackstock
                                 Title: Senior Vice President, Secretary
                                        and General Counsel










                              EXHIBIT INDEX


Exhibit No.      Description                                         Page No.
-----------      -----------                                         --------

99               Press Release issued by CBRL Group, Inc. on            4
                 February 21, 2002.